FINANCIAL EXPENSES (INCOME), NET (Tables)	12 Months Ended
Dec. 31, 2013
FINANCIAL EXPENSES (INCOME), NET [Abstract]
Schedule of Financial and Other Expenses

	Year ended December 31,
	2013	2012	2011

Financial income:
Interest income	$(1,358)	$(1,746)	$(661)

Financial expenses:
Exchange rate differences and other	47	176	95
Amortization/accretion of premium/discount on marketable securities , net	584	212	151

	$(727)	$(1,358)	$(415)